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                                                                    EXHIBIT 10.8

                               ROCK-TENN COMPANY

                          AMENDMENT NUMBER TWO TO THE
                         ROCK-TENN COMPANY PENSION PLAN

     Pursuant to the power reserved in sec. 11.5 of the Rock-Tenn Company Pension Plan as amended and restated effective as of October 1, 1989 ("Plan"), the Rock-Tenn Company ("Plan Sponsor") hereby amends the Plan, as follows:

     By amending sec. 2.2, Actuarial Equivalent, effective as of October 1, 1996, to read as follows:

          2.2 Actuarial Equivalent -- means that benefit which is payable in one form and which has in the aggregate a present value equal to the present value of the aggregate amount of benefits expected to be received under another form of payment under this Plan, computed using

             (a) (1) the 1971 Group Annuity Mortality Table, assuming that all Participants are male and all Spouses and Beneficiaries are female, for a benefit paid in a form other than a lump sum, or (2) the applicable mortality table prescribed by the Secretary or his or her delegate pursuant to Code sec. 417(e)(3), for any benefit paid in a lump sum; and

             (b) an interest rate assumption (1) which equals an effective annual rate of 5% for purposes of calculating a benefit payable in a form other than a lump sum, or (2) for purposes of calculating the amount of any benefit paid in a lump sum, which equals the annual rate of interest on 30-year Treasury securities for the month of August which immediately precedes the first day of the Plan Year which includes the date as of which the benefit is paid; and

             (c) such other assumptions as the Actuary for this Plan deems reasonable and proper under the circumstances.

     IN WITNESS WHEREOF, the Plan Sponsor has caused this Amendment Number Two to be executed by its duly authorized officers and its corporate seal to be affixed as of this the 30th day of September, 1996.

                                          ROCK-TENN COMPANY

                                          By:     /s/ DAVID C. NICHOLSON
                                            ------------------------------------
                                                     David C. Nicholson
                                                Senior Vice President, Chief
                                                      Financial Officer
                                                       and Secretary

ATTEST:

By:        /s/ PAUL G. SAARI
    ----------------------------------
              Paul G. Saari
       Vice President, Finance and
               Information
     Systems and Assistant Secretary

August 29, 1996